UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairperson

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Senior Vice President & Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

DTF Tax-Free

Income Inc.

Annual Report

October 31, 2012

LETTER TO

SHAREHOLDERS

December 12, 2012

Dear Fellow Shareholders:

The Current Municipal Market Environment and Your Fund:

The tax-exempt bond market continued its remarkable performance over the past twelve months as municipal interest rates declined to levels not experienced since the 1960s. This decline in tax-exempt bond yields has even exceeded the declines experienced so far this year in US Treasury bond yields. Through mid-November, the yield on tax-exempt bonds with maturities beyond five years has declined by 30-100 basis points compared to a decline in US Treasury bond yields of just 10-15 basis points. Because the market value of bonds increases when interest rates fall, this decline in municipal interest rates was a major factor in the DTF Fund’s net asset value (NAV) return of 9.7% and share price return of 16.7% for the ten months ended October 31, 2012.

Manageable levels of supply and continued strong demand for tax-exempt investments have been the major drivers of performance for the past 18 months. Additionally, the municipal market has been aided by the large volume of bonds being called, as issuers take advantage of the very low interest rate environment. The positive momentum of these technical factors has helped the tax-exempt bond market be one of the top performing U.S. asset classes so far this year.

Despite the strong supply and demand conditions, the market continues to experience credit events, as many municipalities struggle with declining property tax revenues and lower state aid. While we remain concerned about the recent trend of California cities filing for Chapter 9 bankruptcy, municipal defaults remain mostly concentrated in small, non-rated, higher risk sectors. As such, we currently do not expect bankruptcies to be a systemic problem for the tax-exempt market. Moreover, despite these credit events, investors continue to search for yield in longer maturity or lower quality bonds in the low rate environment. As a result, the market’s focus has been on the longer maturity and the lower quality segments of the market. However, your DTF Fund managers continue to explore other opportunities to find value besides those two segments of the market, as we believe much of the value in those segments has been removed due to exceptionally strong demand.

Credit: Although headline news surrounding municipalities filing for Chapter 9 bankruptcy is noteworthy, keep in mind that defaults remain heavily concentrated among non-rated issuers. When looking at the current default rate for investment grade rated general obligation bonds, it is extremely low at only 0.01% of the overall municipal market. While financially troubled municipalities may look to the bankruptcy court for relief from underfunded pensions and/or unique fiscal events, we expect the high cost of litigation and negative market perception after bankruptcy to keep municipal bankruptcy filings infrequent and isolated. In general, the underlying credit fundamentals in the municipal market continue to improve slowly, with states reporting higher tax revenues for the ninth consecutive quarter. Unlike the federal government, most states are legally required to balance their budgets annually and, as a result, almost all states have amended their pension plans since 2010. Local municipalities, on the other hand, continue to struggle with declining revenues as property tax and state aid (both of which are on the decline) generally constitute more than 60% of their revenues. As a result, we continue to favor revenue bonds over local general obligation bonds, and we especially favor revenue bonds issued by issuers providing essential services (such as water and sewer services and electrical power), where there is a sound legal framework supporting the bonds. These issuers tend to be higher in credit quality and less vulnerable to economic shocks due to the essential services they provide. In addition, their revenues tend to be more predictable and easily measurable.

New Issue Volume: Issuance has rebounded from the low levels experienced in 2011 and is now at levels more consistent with historical averages. Even so, there have been extended periods in 2012 during which more bonds have been removed from the market than have been introduced through new issuances. This has been due not only to bond maturities, but also to the large number of issuers refunding their higher cost debt. Given the law of supply and demand, the resulting net negative issuance of municipal bonds has contributed to strong municipal bond performance during the year.

That being said, supply may increase as we move forward over the next few months due to sustained low interest rates and uncertainty about Congress potentially passing legislation that may eliminate the ability of municipalities to issue tax exempt debt. Ongoing discussion in Washington regarding the “fiscal cliff” and the possibility of major tax reform has placed the tax-exempt market into the spotlight. For example, the National Commission on Fiscal Responsibility and Reform (often called Bowles-Simpson after the names of its co-chairs) was established to focus on ways to reduce the federal deficit. One idea discussed by Bowles-Simpson was to eliminate the federal tax exemption for all new issuance of municipal securities. Should this idea gain momentum, the market may experience a surge of issuance, similar to what occurred in 1985 when similar legislation was proposed. While we assign a low probability of such legislation being passed, the market may experience additional volatility over the coming months as this and other plans are debated in Washington.

Demand: Demand from the individual investor for tax-exempt bonds remains strong. Since the fourth quarter of 2011, tax-exempt open-end mutual funds have seen strong and steady demand, as evidenced by more than 45 weeks of inflows exceeding $50 billion. In addition to strong interest from individual investors, banks have also increased their demand for municipal bonds following the American Recovery and Reinvestment Act in 2009, which allowed banks to purchase tax-exempt bonds without incurring a tax penalty. Banks nationwide held $330 billion of municipal bonds as of June 30, 2012, a $20 billion increase over the prior quarter end. This strong demand has further exacerbated the supply/demand imbalance and has helped drive municipal yields to historically low levels. When compared to other fixed income investments, we believe that tax-exempt municipal bonds still represent good value, especially when evaluated on a taxable equivalent basis.

In managing the DTF Fund, we continue to emphasize an investment strategy of owning higher quality bonds, given the significant budgetary challenges facing most municipalities across the country. The Fund is well diversified across sectors, with transportation, education, water and sewer and pre-refunded bonds representing the largest sector exposures. We continue to be attracted to revenue-backed bonds because they generally provide a sound legal framework for investors. General obligation bonds represent only 16% of the DTF Fund’s portfolio, with only one-third of this allocation invested in local general obligation bonds not supported by state guarantees or AAA-rated credit support. We anticipate that the DTF Fund’s sizeable allocation to revenue bonds will persist for the foreseeable future. The theme of high quality is also evident in the fact that over 60% of the portfolio’s holdings are rated AA or higher. Additionally, the Fund is well diversified geographically with exposure to 31 states/territories. We continue to be invested along the entire yield curve in order to help insulate the portfolio from potential changes in interest rates and the shape of the yield curve that may potentially result from future Federal Reserve actions and changing investor sentiment.

Outlook: Sequestration, the fiscal cliff, the European financial crisis, a third round of quantitative easing, municipalities filing for Chapter 9 bankruptcy, higher taxes and underfunded pensions are just a few of the potential developments to follow over the next several months. We are certainly facing challenging times, with many moving parts that individually are important and collectively are critical to the direction of the municipal bond market, our economy and the country as we move forward. Despite the good news of steady investment in municipal bond funds and strong market returns, we continue to be concerned about the credit outlook for municipal issuers. While returns and inflows have been moving in a positive direction, rating actions have not, as Moody’s, S&P and Fitch have all issued more downgrades than upgrades over the past couple of years. Concerns about the rapid growth in Medicaid costs, underfunded retirement obligations, increasingly volatile and narrow tax revenues and local government fiscal stress are weighing on the credit outlook for many municipal issuers. Recognizing these credit challenges, we will continue to focus investments on higher quality revenue issuers. Municipal bonds are still considered one of the market’s most conservative asset classes, historically providing yields in excess of similarly maturing U.S. Treasuries while offering a predictable stream of tax-exempt income and principal protection. Therefore, we believe that tax-exempt municipal bonds will continue to be an important asset class for clients with a goal of wealth protection and tax-exempt income, and that our conservative style of investment management will help navigate these challenging and uncertain times.

Fund Performance:

The following table compares the DTF Fund’s total return, on an NAV and market price basis, to its Lipper peer group and the Barclays Municipal Bond Index for one-, three-, five- and ten-year periods:

	ANNUALIZED TOTAL RETURN
	(10/31/12)[1]
	One Year	Three Years	Five Years	Ten Years
DTF Fund (NAV)[2]	13.0%	8.9%	6.8%	5.4%
DTF Fund (Market Price)[2]	22.1	14.5	10.7	6.7
Lipper Peer Group Average Return (NAV)[3]	18.7	12.1	7.7	7.0
Lipper Peer Group Average Return (Market Price)[3]	22.9	14.7	10.0	8.1
Barclays Municipal Bond Index[4]	9.0	6.8	6.0	5.2

1. Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2. Source: Administrator of the Fund. Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

3. Source: Lipper Inc. General Municipal Debt Funds (Leveraged) peer group average return.

4. Source: Barclays.

As of October 31, 2012, the Fund was paying an 84-cent annualized dividend and had a market price of $17.99. The Fund has increased its monthly common dividend 5 times, aggregating 40% since February of 2009, despite generational low yields available in the tax-exempt bond market. This monthly dividend translates into a taxable equivalent current yield of 7.2% as of October 31, 2012 for an individual in the 35% federal tax bracket, which is 550 basis points higher than the yield available on a 10-year taxable U.S. Treasury bond. The principal reason the Fund has been able to increase its dividends is the low cost of leverage over the past two years. During this period, common shareholders have benefited from a very steep municipal yield curve that has allowed the Fund to pay a very low dividend rate on its preferred stock while re-investing the proceeds into much higher yielding bonds. However, that relationship between cost of leverage and investment returns could change in the future. If leverage costs were to move higher, future dividend increases would be more difficult to implement and the dividend rate could even decrease.

We continue to appreciate your interest in DTF Tax-Free Income Inc. and look forward to being of continued service in the future.

Timothy M. Heaney, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & Chief Executive Officer

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

October 31, 2012

Principal Amount (000)	Description (a)	Value (Note 2)
	LONG-TERM INVESTMENTS—140.2%
	Arizona—3.1%
$2,000	Arizona St. Trans. Brd. Hwy. Rev.,
	5.00%, 7/1/30, Ser. B	$2,284,160
2,000	Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev.,
	5.00%, 1/1/38, Ser. A	2,275,160

		4,559,320

	California—17.2%
2,000	Bay Area Toll Auth. Rev.,
	5.125%, 4/1/39, Ser. F-1	2,259,380
500	California St. Gen. Oblig.,
	5.50%, 3/1/26	578,770
1,000	California St. Gen. Oblig.,
	6.00%, 4/1/38	1,201,690
500	California St. Gen. Oblig.,
	5.50%, 3/1/40	577,090
2,000	California Statewide Communities Dev. Auth. Rev.,
	5.75%, 7/1/47, FGIC	2,254,840
1,060	Fresno Swr. Rev.,
	6.25%, 9/1/14, Ser. A-1 AMBAC	1,130,108
3,000	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	2,672,850
500	Imperial Irrigation District Elec. Sys. Rev.,
	5.00%, 11/1/36, Ser. B	562,330
2,500	Riverside Cnty. Sngl. Fam. Rev.,
	7.80%, 5/1/21, Ser. A, Escrowed to maturity(b)	3,590,950
7,840	San Bernardino Cnty. Res. Mtge. Rev.,
	9.60%, 9/1/15, Escrowed to maturity(b)	9,855,037
1,040	Saratoga Unified Sch. Dist. Gen. Oblig.,
	Zero Coupon, 9/1/20, Ser. A, FGIC / NRE	843,794

		25,526,839

	Connecticut—2.7%
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/25, Ser. C, RAD	1,014,880
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/41, Ser. A	1,080,950
$700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/32, Ser. A	$776,223
1,000	South Central Connecticut Reg. Wtr. Auth. Rev.,
	5.00%, 8/1/41, Ser. 26	1,146,240

		4,018,293

	District of Columbia—2.6%
1,000	District of Columbia Inc. Tax Rev.,
	5.00%, 12/1/31, Ser. A	1,172,460
1,500	District of Columbia Wtr. & Swr. Auth. Rev.,
	5.00%, 10/1/33, FGIC / NRE	1,564,770
1,000	Metropolitan Washington D.C. Airport Auth. Rev.,
	5.00%, 10/1/18, Ser. A, AGM /AMBAC	1,157,570

		3,894,800

	Florida—12.5%
1,500	Broward Cnty. Port Fac. Rev.,
	6.00%, 9/1/23, Ser. A	1,781,190
1,000	Escambia Cnty. Hlth. Fac. Auth. Rev.,
	6.00%, 8/15/36	1,137,670
2,210	Florida Mun. Ln. Council Rev.,
	5.375%, 8/1/20, Ser. B, NRE	2,239,481
2,000	Florida St. Bd. of Ed. Cap. Outlay,
	5.00%, 6/1/41, Ser. F	2,303,940
2,000	Florida St. Bd. of Ed. Gen. Oblig.,
	5.00%, 6/1/21, Ser. A	2,073,360
70	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G, Prerefunded 11/15/16 @ $100(b)	82,582
1,930	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G	2,156,022
2,000	JEA Wtr. & Swr. Rev.,
	4.25%, 10/1/41, Ser. A	2,088,900
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev.,
	5.00%, 7/1/35, Ser. B, BHAC / AMBAC	2,047,840
2,000	Seminole Cnty. Sales Tax Rev.,
	5.25%, 10/1/31, Ser. B, NRE	2,588,400

		18,499,385

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2012

Principal Amount (000)	Description (a)	Value (Note 2)
	Georgia—10.1%
$2,385	Atlanta Wtr. & Wastewater Rev.,
	5.00%, 11/1/29, Ser. A, FGIC / NRE	$2,391,773
715	Atlanta Wtr. & Wastewater Rev.,
	5.00%, 11/1/38, Ser. A, FGIC / NRE	717,031
2,000	Fulton Cnty. Sch. Dist. Gen. Oblig.,
	5.375%, 1/1/16	2,297,060
50	Georgia Mun. Elec. Auth. Pwr. Rev.,
	6.40%, 1/1/13, Ser. Y, Escrowed to maturity(b)	50,516
780	Georgia Mun. Elec. Auth. Pwr. Rev.,
	6.40%, 1/1/13, Ser. Y, AMBAC	787,816
5,500	Georgia Mun. Elec. Auth. Pwr. Rev.,
	6.50%, 1/1/20, Ser. X, AMBAC	6,462,390
2,000	Metro. Atlanta Rapid Tran. Auth. Rev.,
	5.00%, 7/1/39, Ser. 3	2,252,860

		14,959,446

	Idaho—0.1%
38	Idaho Hsg. Agcy. Sngl. Fam. Mtge. Sr. Rev.,
	6.60%, 7/1/27, Ser. B	38,176

	Illinois—7.4%
1,000	Chicago Bd. of Ed. Gen. Oblig.,
	5.50%, 12/1/30, Ser. A, AMBAC	1,272,500
500	Chicago Multi-Family Hsg. Rev.,
	4.90%, 3/20/44, FHA	516,780
1,000	Chicago Park Dist. Gen. Oblig.,
	5.00%, 1/1/27, Ser. A, AMBAC	1,061,300
500	Chicago Wastewater Transmission Rev.,
	4.00%, 1/1/42, 2nd Lien	506,500
1,000	Illinois Fin. Auth. Ed. Rev.,
	5.375%, 9/1/32, Ser. C, Prerefunded 9/1/17 @ $100(b)	1,220,180
1,000	Illinois Fin. Auth. Rev.,
	6.00%, 8/15/38, Ser. A	1,138,170
2,000	Illinois St. Gen. Oblig.,
	5.50%, 1/1/29	2,448,720
1,500	Illinois St. Toll Hwy. Auth. Rev.,
	5.50%, 1/1/33, Ser. B	1,686,675
1,000	Railsplitter Tobacco Settlement Auth. Rev.,
	6.00%, 6/1/28	1,187,200

		11,038,025

	Indiana—6.5%
$820	Indiana Fin. Auth. Hospital Rev.,
	5.875%, 5/1/29, Ser. A, Prerefunded 5/1/14 @100(b)	$886,600
180	Indiana Fin. Auth. Hospital Rev.,
	5.875%, 5/1/29, Ser. A	187,418
5,000	Indiana Mun. Pwr. Agcy. Pwr. Supply Sys. Rev.,
	6.00%, 1/1/13, Ser. B, NRE	5,047,100
1,000	Indiana St. Fin. Auth. Rev. Revolving Fund,
	5.00%, 2/1/31, Ser. B	1,179,570
2,000	Indianapolis Local Pub. Impvt. Bond Bank Rev.,
	5.00%, 2/1/38, Ser. A	2,281,340

		9,582,028

	Louisiana—2.3%
1,000	Louisiana St. Gasoline & Fuels Tax Rev.,
	5.00%, 5/1/41, Ser. A	1,112,030
1,100	Regional Tran. Auth. Louisiana Sales Tax Rev.,
	5.00%, 12/1/30, AGM	1,263,658
1,000	Terrebonne Parish Waterworks Consol. Dist. No. 1,
	5.00%, 11/1/37, Ser. A	1,110,490

		3,486,178

	Maryland—1.5%
2,000	Maryland St. Trans. Auth. Rev.,
	5.00%, 7/1/37, AGM	2,257,460

	Massachusetts—6.3%
3,000	Massachusetts Bay Trans. Auth. Rev.,
	5.50%, 7/1/29, Ser. B, NRE	4,135,980
2,000	Massachusetts St. College Bldg. Auth. Rev.,
	5.00%, 5/1/40, Ser. B	2,256,840
1,500	Massachusetts St. Dev. Fin. Agcy. Solid Waste Disp. Rev.,
	5.00%, 2/1/36	1,550,610
1,000	Massachusetts St. Gen. Oblig.,
	5.50%, 8/1/30, Ser. A, AMBAC	1,384,130

		9,327,560

	Michigan—1.7%
500	Detroit Gen. Oblig.,
	5.25%, 11/1/35	551,060

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2012

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Detroit Wtr. Supply Sys. Rev.,
	5.00%, 7/1/30, Ser. A, FGIC / NRE	$2,002,560

		2,553,620

	Nebraska—4.1%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev.,
	5.00%, 1/1/34, Ser. A	581,780
2,000	Omaha Gen. Oblig.,
	5.25%, 4/1/27	2,720,440
2,500	Omaha Pub. Pwr. Dist. Elec. Rev.,
	6.20%, 2/1/17, Ser. B, Escrowed to maturity(b)	2,793,325

		6,095,545

	Nevada—4.1%
2,165	Clark Cnty. Gen. Oblig.,
	5.00%, 11/1/22, AMBAC	2,403,886
1,400	Las Vegas Valley Wtr. Dist. Gen. Oblig.,
	5.00%, 6/1/25, Ser. B, NRE	1,405,600
2,000	Nevada St. Gen. Oblig.,
	5.00%, 12/1/24, Ser. F, AGM	2,216,460

		6,025,946

	New Jersey—4.1%
2,000	New Jersey St. Gen. Oblig.,
	5.25%, 7/1/17, Ser. H	2,407,400
1,000	New Jersey St. Tpk. Auth. Rev.,
	5.00%, 1/1/36, Ser. H	1,107,640
2,000	New Jersey Trans. Trust Fund Auth. Rev.,
	5.25%, 12/15/22, Ser. A	2,504,240

		6,019,280

	New York—8.0%
1,000	Albany Industrial Dev. Agy. Rev.,
	5.00%, 4/1/32, Ser. A	1,000,350
800	Long Island Pwr. Auth. Elec. Sys. Rev.,
	5.00%, 12/1/35, Ser. B	847,256
700	Long Island Pwr. Auth. Elec. Sys. Rev.,
	5.00%, 9/1/42, Ser. A	792,918
285	Metro. Trans. Auth. Rev.,
	5.25%, 11/15/31, Ser. A, FGIC / NRE	285,556
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.375%, 6/15/43, Ser. EE	1,181,890
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.50%, 6/15/43, Ser. EE	1,195,710
$1,590	New York St. Envrnmnt. Fac. Corp. St. Rev. Revolving Funds,
	5.00%, 11/15/42, Ser. E	$1,853,511
1,500	New York St. Dorm. Auth. Rev.,
	7.25%, 10/1/28, Ser. C	1,898,055
2,000	New York St. Dorm. Auth.
	St. Personal Inc. Tax Rev.,
	5.00%, 3/15/30, Ser. F	2,186,560
500	New York St. Thruway Auth. Rev.,
	5.00%, 1/1/37, Ser. I	569,715

		11,811,521

	Ohio—5.2%
750	Deerfield Twp. Tax Increment Rev.,
	5.00%, 12/1/25	803,393
1,000	Hamilton Elec. Sys. Rev.,
	4.60%, 10/15/20, Ser. A, AGM	1,113,370
750	Ohio St. Air Quality Dev. Auth. Rev.,
	5.70%, 2/1/14, Ser. A	788,220
500	Ohio St. Gen. Oblig.,
	5.00%, 9/1/30, Ser. A	588,020
1,040	Ohio St. Tpk. Comm. Tpk. Rev.,
	5.00%, 2/15/31, Ser. A	1,192,079
2,445	Ohio St. Wtr. Dev. Auth. Rev.,
	5.50%, 6/1/20, Ser. B, AGM	3,169,429

		7,654,511

	Pennsylvania—7.0%
2,000	Delaware Cnty. Auth. Rev.,
	5.00%, 6/1/21, Ser. A,
	Prerefunded 6/1/15 @ $100(b)	2,225,960
1,000	East Stroudsburg Area Sch. Dist. Gen. Oblig.,
	7.75%, 9/1/27, Ser. A, FGIC / NRE	1,256,780
1,000	Pennsylvania Econ. Dev. Fin.
	Auth. Res. Recov. Rev.,
	4.625%, 12/1/18, Ser. F, AMBAC	1,014,740
2,000	Pennsylvania St. Higher Ed. Facs. Auth. Rev.,
	5.00%, 6/15/28, Ser. AL	2,375,520
1,020	Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev.,
	5.00%, 12/1/23, Ser. A-2, AGT	1,198,796
2,000	Philadelphia Wtr. & Wastewater Rev.,
	5.00%, 1/1/41, Ser. A	2,247,660

		10,319,456

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2012

Principal Amount (000)	Description (a)	Value (Note 2)
	Puerto Rico—2.2%
$1,000	Puerto Rico Elec. Pwr. Auth. Rev.,
	5.00%, 7/1/25, Ser. PP, FGIC / NRE	$1,039,700
2,000	Puerto Rico Sales Tax Financing Corp. Rev.,
	5.00%, 8/1/46, Ser. C	2,144,340

		3,184,040

	Rhode Island—2.8%
2,000	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 9/1/37	2,288,860
1,600	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 11/1/41	1,798,384

		4,087,244

	South Carolina—1.1%
1,500	Spartanburg Waterworks Rev.,
	5.25%, 6/1/28,
	Prerefunded 6/1/14 @ $100(b)	1,614,870

	Tennessee—1.9%
1,500	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/20, Ser. A	1,695,360
1,000	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/21, Ser. A	1,136,300

		2,831,660

	Texas—10.9%
1,000	Alliance Airport Auth. Inc. Rev.,
	4.85%, 4/1/21	1,069,450
1,000	Dallas Area Rapid Transit Rev.,
	5.25%, 12/1/48	1,156,210
1,000	Everman Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 2/15/36, PSF	1,151,640
500	Houston Arpt. Sys. Rev.,
	5.00%, 7/1/32, Ser. A	559,295
1,000	Houston Hotel Occupancy Tax & Spl. Rev.,
	5.25%, 9/1/29, Ser. A	1,113,440
1,000	Klein Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 8/1/38, Ser. A, PSF	1,138,790
2,000	Lower Colorado River Auth. Rev.,
	5.00%, 5/15/31, AGM	2,021,620
$1,935	McLennan Cnty. Pub. Fac. Corp. Proj. Rev.,
	6.625%, 6/1/35	$2,112,091
1,200	North Texas Twy. Auth. Rev.,
	5.75%, 1/1/40, Ser. A, BHAC	1,411,428
1,975	Pharr-San Juan-Alamo Indep. Sch. Dist. Gen. Oblig.,
	5.50%, 2/1/33, PSF	2,300,223
1,000	Spring Branch Indep. Sch. Dist. Gen. Oblig.,
	5.25%, 2/1/38, PSF	1,138,020
1,000	Upper Trinity Reg. Wtr. Dist. Treated Wtr. Supply Sys. Rev. Ref. and Impvmt. Bonds,
	4.00%, 8/1/37, Ser. A	1,008,970

		16,181,177

	Utah—1.6%
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/32, Ser. A, AGM	1,161,700
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/36, Ser. A, AGM	1,161,700

		2,323,400

	Vermont—1.5%
2,000	Univ. of Vermont & St. Agric. College Gen. Oblig.,
	5.00%, 10/1/38, Ser. A	2,269,220

	Virginia—2.7%
2,000	Virginia College Bldg. Auth. Rev.,
	5.00%, 2/1/23, Ser. E-1	2,526,840
1,500	Virginia St. Hsg. Dev. Auth. Rev.,
	4.55%, 1/1/24	1,542,645

		4,069,485

	Washington—1.9%
500	Energy Northwest Wind Proj. Rev.,
	4.75%, 7/1/21, NRE	521,745
2,000	King Cnty. Swr. Rev.,
	5.00%, 1/1/52	2,246,780

		2,768,525

	West Virginia—1.0%
1,500	Monongalia Cnty. Bldg. Comm. Hospital Rev.,
	5.00%, 7/1/30, Ser. A	1,533,315

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2012

Principal Amount (000)	Description (a)	Value (Note 2)
	Wisconsin—3.0%
$2,000	Wisconsin St. Gen. Rev.,
	6.00%, 5/1/33, Ser. A	$2,477,100
2,000	Wisconsin St. Hlth. & Edl. Facs. Auth. Rev.,
	6.50%, 4/15/33	2,027,640

		4,504,740

	Wyoming—3.1%
4,000	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
	5.75%, 10/1/20	4,598,760

	Total Long-term investments (Cost $187,010,851)	207,633,825

Shares
	SHORT-TERM INVESTMENT—2.6%
3,834	State Street Institutional Tax-Free Money Market Fund (Cost $3,833,708)	$3,833,708

	TOTAL INVESTMENTS—142.8%
	(Cost $190,844,559)	211,467,533
	Other assets in excess of liabilities—1.1%	1,659,078
	Liquidation value of remarketed preferred stock—(43.9%)	(65,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$148,126,611

(a)	The following abbreviations are used in portfolio descriptions to indicate an obligation of credit support, in whole or in part:

AMBAC—Ambac Assurance Corporation.

AGM—Assured Guaranty Municipal Corporation.

AGT—Assured Guaranty Corp.

BHAC—Berkshire Hathaway Assurance Corporation.

FGIC—Financial Guaranty Insurance Company.

FHA—Federal Housing Authority.

NRE—National Public Finance Guarantee Corporation.

PSF—Texas Permanent School Fund.

RAD—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2012:

	Level 1	Level 2
Money market mutual fund	$3,833,708	—
Municipal bonds	—	$207,633,825

Total	$3,833,708	$207,633,825

There were no Level 3 priced securities held and there were no significant transfers between Level 1 and Level 2 during the year ended October 31, 2012.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2012

Summary of Ratings as a Percentage of Long-Term Investments

At October 31, 2012

Rating *	%
AAA	8.7
AA	52.9
A	29.0
BBB	6.0
BB	0.5
B	1.3
NR	1.6

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings Ltd. is used, if available.

Summary of State Diversification as a Percentage of Net Assets

Applicable to Common Shareholders

At October 31, 2012

State	%
California	17.2
Florida	12.5
Texas	10.9
Georgia	10.1
New York	8.0
Illinois	7.4
Pennsylvania	7.0
Indiana	6.5
Massachusetts	6.3
Ohio	5.2
Nebraska	4.1
New Jersey	4.1
Nevada	4.1
Wyoming	3.1
Arizona	3.1
Wisconsin	3.0
Rhode Island	2.8
Virginia	2.7
Connecticut	2.7
District of Columbia	2.6
Louisiana	2.3
Puerto Rico	2.2
Tennessee	1.9
Washington	1.9
Michigan	1.7
Utah	1.6
Maryland	1.5
Vermont	1.5
South Carolina	1.1
West Virginia	1.0
Idaho	0.1
Short-Term Investment	2.6

142.8
Other assets in excess of liabilities	1.1
Liquidation value of remarketed preferred stock	(43.9)

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

ASSETS:

Investments, at value (cost $190,844,559)	$211,467,533

Receivables:

Interest	2,931,371

Investment securities sold	715,000

Dividend reinvestment funds due from transfer agent	28,833

Other assets	12,650

Total assets	215,155,387

LIABILITIES:

Investment securities purchased	1,841,904

Investment advisory fee (Note 3)	90,194

Administrative fee (Note 3)	17,546

Dividends payable on remarketed preferred stock	1,649

Accrued expenses	77,483

Total liabilities	2,028,776

Remarketed preferred stock ($0.01 par value per share; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 7)	$65,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$148,126,611

CAPITAL:

Common stock, $0.01 par value per share; 599,998,700 shares authorized, 8,515,721 issued and outstanding	$85,157

Additional paid-in capital	120,582,154

Undistributed net investment income	7,070,247

Accumulated net realized loss on investments	(233,921)

Net unrealized appreciation on investments	20,622,974

Net assets applicable to common stock	$148,126,611

NET ASSET VALUE PER SHARE OF COMMON STOCK	$17.39

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2012

INVESTMENT INCOME:

Interest	$9,441,079

EXPENSES:

Investment advisory fees (Note 3)	1,044,148

Administrative fees (Note 3)	201,362

Directors’ fees	110,257

Remarketing agent fees	99,124

Professional fees	82,927

Custodian fees	68,068

Reports to shareholders	44,203

Transfer agent fees	29,798

Registration fees	23,761

Other expenses	37,774

Total expenses	1,741,422

Net investment income	7,699,657

REALIZED AND UNREALIZED GAIN:

Net realized loss on investments	(381,063)

Net change in unrealized appreciation (depreciation) on investments	10,255,544

Net realized and unrealized gain	9,874,481

DISTRIBUTIONS ON REMARKETED PREFERRED STOCK FROM:

Net investment income	(70,965)

Net realized gains	(5,850)

Total distributions on remarketed preferred stock	(76,815)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$17,497,323

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2012	For the year ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:

Net investment income	$7,699,657	$7,887,496

Net realized gain (loss)	(381,063)	416,741

Net change in unrealized appreciation (depreciation)	10,255,544	(2,523,297)

Distributions on remarketed preferred stock from net investment income	(70,965)	(96,913)

Distributions on remarketed preferred stock from net realized gains	(5,850)	(18,967)

Net increase in net assets applicable to common stock resulting from operations	17,497,323	5,665,060

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:

Net investment income	(7,206,581)	(6,766,634)

Net realized gains	(410,893)	(893,139)

Decrease in net assets from distributions to common stockholders	(7,617,474)	(7,659,773)

FROM CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of 8,265 and -0- shares, respectively	141,794	—

Net increase in net assets derived from capital share transactions	141,794	—

Total increase (decrease) in net assets	10,021,643	(1,994,713)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of year	138,104,968	140,099,681

End of year (including undistributed net investment income of $7,070,247 and $6,795,280, respectively)	$148,126,611	$138,104,968

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$16.23	$16.47	$15.75	$13.96	$15.88

Net investment income(1)	0.90	0.92	0.95	0.98	0.97
Net realized and unrealized gain (loss)	1.16	(0.25)	0.55	1.49	(2.05)
Distributions on remarketed preferred stock from net investment income	(0.01)	(0.01)	(0.02)	(0.04)	(0.24)
Distributions on remarketed preferred stock from net realized gains	— (2)	— (2)	—	—	—

Net increase (decrease) from investment operations	2.05	0.66	1.48	2.43	(1.32)

Distributions on common stock from:
Net investment income	(0.84)	(0.80)	(0.76)	(0.64)	(0.60)
Net realized gains	(0.05)	(0.10)	—	—	—

Total distributions on common stock	(0.89)	(0.90)	(0.76)	(0.64)	(0.60)

Net asset value, end of year	$17.39	$16.23	$16.47	$15.75	$13.96

Per share market value, end of year	$17.99	$15.54	$16.06	$14.10	$11.25

RATIOS TO AVERAGE NET ASSETS APPLICABLE
TO COMMON STOCK:(3)
Operating expenses	1.21%	1.23%	1.25%	1.32%	1.35%
Net investment income	5.35%	5.90%	5.91%	6.52%	6.28%
SUPPLEMENTAL DATA:
Total return on market value(4)	22.08%	2.73%	18.57%	31.62%	(15.78%)
Total return on net asset value(4)	12.95%	4.36%	9.64%	17.70%	(8.59%)
Portfolio turnover rate	11%	6%	12%	26%	5%
Net assets applicable to common stock, end of year (000’s omitted)	$148,127	$138,105	$140,100	$133,956	$118,757
Asset coverage per share of preferred stock, end of year	$163,944	$156,235	$157,769	$153,043	$141,352
Preferred stock outstanding (000’s omitted)	$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)	Amount per share is less than $0.01.
(3)

Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of distributions on remarketed preferred stock.

(4)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Securities Valuation: The Fund values its fixed income securities by using valuation data provided by an independent pricing service, market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are generally classified as Level 2 or 3.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation and are classified as Level 1. Short-term investments having a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value and are classified as Level 2.

B. Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income and net capital gains to its shareholders. Therefore, no provision for federal income tax or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2012 are subject to such review.

D. Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s preferred stock are accrued and paid on a weekly basis and are determined as described in Note 7.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2012

(“Hilliard”). The administration fee is payable monthly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the year ended October 31, 2012 were $110,257.

D. Affiliated Shareholders: At October 31, 2012, Virtus Partners, Inc. (a subsidiary of Virtus) held 25,593 shares of the Fund. This represents 0.30% of the Fund’s outstanding shares on this date. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2012 aggregated $23,674,896 and $22,773,318, respectively.

Note 5. Distributions and Tax Information

At October 31, 2012, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$190,726,624	$20,748,425	($7,516)	$20,740,909

The tax character of distributions paid during the fiscal year ended October 31, 2012 and 2011 was as follows:

	10/31/2012	10/31/2011
Distributions paid from:
Tax-exempt income	$7,175,575	$6,838,551
Ordinary income	101,971	24,996
Long-term capital gains	416,743	912,106

Total distributions	$7,694,289	$7,775,653

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed net tax-exempt income	$6,903,113
Undistributed net ordinary income	49,199
Undistributed net long-term capital loss	(233,921)
Unrealized net appreciation (depreciation)	20,740,909

$27,459,300

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At October 31, 2012, the Fund had a long-term capital loss carryover of $239,878 not subject to expiration.

Note 6. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains (losses) under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At October 31, 2012, the following reclassifications were recorded:

Accumulated net realized loss on investments	Undistributed net investment income
$147,144	($147,144)

The reclassifications primarily relate to permanent differences attributable to amortization methods on fixed income securities. These reclassifications have no impact on the net asset value of the Fund.

Note 7. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Since February 2008, the short-term auction and remarketed preferred stock market has been ineffective at matching buyers with sellers. This has impacted the Fund’s RP shares. The RP shares’ dividend rate was reset to the maximum applicable rate. These maximum dividend rates ranged from 0.02% to 0.36% during the year ended October 31, 2012. A failed remarketing is not an event of default for the Fund, but it

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2012

is a liquidity event for the holders of its RP shares. Recent auction and RP market liquidity problems have triggered numerous failed auctions and remarketings for many closed-end funds. A failed remarketing occurs when there are more sellers of RP shares than buyers. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP shares may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP shares may not have the amount of liquidity they desire or the ability to sell the RP shares at par.

Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and generally vote together with holders of common stock as a single class. However, holders of RP are also entitled, voting as a separate class, to elect two of the Fund’s directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and will add the required disclosures when adopted.

Note 10. Subsequent Events

Subsequent to October 31, 2012, dividends paid on preferred stock totaled $13,325 through December 7, 2012. On November 8, 2012, the Fund announced a dividend of $0.07 per share of common stock payable on December 31, 2012, January 31, 2013 and February 28, 2013 to common shareholders of record on December 14, 2012, January 15, 2013 and February 15, 2013, respectively. On December 10, 2012, the Fund announced a special taxable distribution of $0.005721 per share of common stock, payable December 28, 2012 to shareholders of record on December 20, 2012. Management has evaluated the impact all subsequent events on the Fund through the date the financial statements were issued and has determined that, other than those described above, there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

DTF Tax-Free Income Inc.:

We have audited the accompanying statement of assets and liabilities of DTF Tax-Free Income Inc. (the “Fund”), including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DTF Tax-Free Income Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 12, 2012

IMPORTANT TAX INFORMATION (Unaudited)

Taxable distributions of ordinary income of $1,430 were paid to preferred shareholders, and $100,541 were paid to common shareholders during the taxable year ended October 31, 2012. The Fund designated and paid long-term capital gains dividends of $5,850 to preferred shareholders and $410,893 to common shareholders during the taxable year ended October 31, 2012. All of the other net investment income distributions paid by the Fund qualify and are designated as tax-exempt interest dividends for Federal income tax purposes.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at 6201 15th Avenue, Brooklyn, New York, 11219 or call toll free (800) 937-5449.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to this feature of the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

ADDITIONAL INFORMATION (Unaudited)

Since November 1, 2011: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting policies and procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dtffund.com or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dtffund.com.

DIRECTORS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Pollard and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. Ms. Lampton is currently holding over as a director for the Fund. Her previous term as a Fund director expired in May 2012, when insufficient shares of the Fund’s preferred stock were represented at the annual meeting to re-elect her as a director. Under the Fund’s charter and bylaws, and under the laws of Maryland, the state in which the Fund is incorporated, Ms. Lampton will continue to serve until a successor is elected and qualifies. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”).

Independent Directors
Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Stewart E. Conner Age: 71	Director	Term expires 2015; Director since 2009	Retired attorney since 2005; Attorney, Wyatt Tarrant & Combs LLP 1966-2005 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	4

Robert J. Genetski Age: 69	Director	Term expires 2013; Director since 2009	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank, author of several books	4	Director, Midwest Banc Holdings, Inc. 2005-2010

Nancy Lampton Age: 70	Director and Vice Chairperson of the Board	Term expired 2012 (holding over—see explanation above); Director since 2005	Vice Chairperson of the Board of the Fund and DUC since May 2007, DNP since February 2006 and DPG since May 2011; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Advisory Board Member, CanAlaska Uranium Ltd. (uranium exploration company); Director, Constellation Energy Group, Inc. (public utility holding company) 1999-March 2012

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Philip R. McLoughlin Age: 66	Director	Term expires 2013; Director since 1996	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010	63	Chairman of the Board, The World Trust Fund (closed-end fund) since 2010 (Director since 1991); Director, Argo Group International Holdings, Ltd. (insurance holding company, formerly known as PXRE Group Ltd.) 1985-2009

Geraldine M. McNamara Age: 61	Director	Term expires 2014; Director since 2003	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	52

Eileen A. Moran Age: 58	Director	Term expires 2015; Director since 1996	Private investor since April 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	4

Christian H. Poindexter Age 74	Director	Term expires 2014; Director since 2008	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000); Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer, January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003)	4	Director, The Baltimore Life Insurance Company 1998-2011

Carl F. Pollard Age: 74	Director	Term expires 2014; Director since 2006	Owner, Hermitage Farm LLC (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001-2011 (Director 1985-2011)

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
David J. Vitale Age: 66	Director and Chairman of the Board	Term expires 2015; Director since 2005	Chairman of the Board of the Fund, DNP and DUC since May 2009 and DPG since May 2011; President, Chicago Board of Education since May 2011; Chairman, Urban Partnership Bank since August 2010; Private investor January 2009-August 2010; Senior Advisor to the CEO, Chicago Public Schools April 2007-December 2008 (Chief Administrative Officer April 2003-April 2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	4	Director, United Continental Holdings, Inc. (airline holding company, formally known as UAL Corporation), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Interested Director

Nathan I. Partain, CFA Age: 56	Director	Term expires 2013; Director since 2007	President and Chief Executive Officer of the Fund and DUC since 2004 and DPG since March 2011; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since April 1998; Executive Vice President, 1998-2001; Senior Vice President, 1997-1998); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

OFFICERS OF THE FUND (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director”. Information pertaining to the other officers of the Fund is set forth below. The address for all officers noted below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

T. Brooks Beittel, CFA Age: 62	Secretary since 2005	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993-2008; Vice President 1987-1993)

Timothy M. Heaney, CFA Age: 47	Chief Investment Officer since 2004 (Vice President since 1997; Portfolio Manager 1997-2004)	Senior Vice President of the Adviser since 2004 (Vice President 1997-2004); Senior Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Senior Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (f/k/a Phoenix Investment Counsel, Inc.) 2006-2011 (Managing Director, Fixed Income 1997-2006; Director, Fixed Income Research 1996-1997; Investment Analyst, 1992-1996)

Lisa H. Leonard Age: 49	Vice President since 2006	Vice President of the Adviser since 2006 (Assistant Vice President 1998-2006); Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (f/k/a Phoenix Investment Counsel, Inc.) 2006-2011 (Director, Fixed Income 1998-2006, Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1994)

Alan M. Meder, CFA, CPA Age: 53	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994 (Chief Risk Officer since 2001); Chair of the Board of Governors of CFA Institute since September 2012 (Board Member since 2008); Financial Accounting Standards Advisory Council Member since 2011

Joyce B. Riegel Age: 58	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002-2004); Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the Code of Ethics is posted on the registrant’s web site at http://www.DTFfund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2012	Fiscal year ended October 31, 2011
Audit Fees (1)	$51,000	$49,000
Audit-Related Fees (2)(6)	3,800	3,600
Tax Fees (3)(6)	6,000	5,700
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	6,000	9,300

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.” In both years shown in the table, such services consisted of the performance of periodic agreed-upon procedures relating to the registrant’s preferred stock.
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in

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the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
(6)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP, DPG and DUC).

DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted February 20, 2012 and amended August 9, 2012)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

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The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

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III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

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VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

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Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2012

Dated: February 20, 2012 and amended August 9, 2012

Service	DTF	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	$51,000	N/A

2. Reading of the Fund’s semi-annual financial statements	(3)	N/A

3. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(3)	N/A

4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(3)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

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Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2012

Dated: February 20, 2012 and amended August 9, 2012

Service	DTF	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the preferred stock or commercial paper, if any, issued by the Fund	$3,800	N/A

2. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(3)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(3)	N/A

4. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(3)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

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Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2012

Dated: February 20, 2012 and amended August 9, 2012

Service	DTF		Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	$6,000		N/A

2. Consultations with the Fund’s management as to the tax treatment of transactions or events	$6,000	(3)(4)	N/A

3. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)		N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	This fee was pre-approved on August 9, 2012 in connection with the finalization and signing of the 2012 engagement letter, and thereby became part of this Pre-approval Policy.
(4)

This is a fund complex fee that covers consultations relating not only to the Fund, but also to three other closed-end investment companies advised by the Adviser: DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.

(5)

Fees for pre-approved services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

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Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2012

Dated: February 20, 2012 and amended August 9, 2012

Service	DTF	Affiliates(2)
None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

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Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following statement of policy with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

PROXY VOTING POLICIES AND PROCEDURES

Last Revised May 10, 2012

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

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B.	“Advisers Act” refers to the Investment Advisers Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

F.	“Fund” refers to DTF Tax-Free Income Inc.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target

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company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); strategic plan of dissident slate and quality of critique against management; evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e. without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority, of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and “say on pay” support level from the prior year.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.	The Adviser may delegate the administration of proxy activities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall

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not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.	The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public

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notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item 8, the term “Fund” refers to the registrant, DTF Tax-Free Income Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective roles, as of January 2, 2013, are as follows:

Timothy M. Heaney has been Chief Investment Officer of the Fund since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004). He has been a Senior Vice President of the Adviser since 2004 (Vice President 1997-2004). He has been a Senior Portfolio Manager in the Fixed Income unit of Newfleet Asset Management, LLC since 2011 and was Senior Managing Director in the Fixed Income unit of the Adviser’s affiliate, Virtus Investment Advisers, Inc. (f/k/a Phoenix Investment Counsel, Inc.) (“VIA”) 2006-2011 (Managing Director 1997-2006, Director, Fixed Income Research 1996-1997, Investment Analyst 1992-1996). Mr. Heaney is the head of the municipal bond product area for the Adviser and Newfleet Asset Management, LLC.

Lisa H. Leonard has been Vice President of the Fund and the Adviser since 2006. She has also been a Portfolio Manager in the Fixed Income unit of Newfleet Asset Management, LLC since 2011 and was Portfolio Manager in the Fixed Income unit of VIA 1998-2011 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993). Ms. Leonard assists Mr. Heaney in the management of the Fund’s portfolio in her capacity as a portfolio manager in the municipal bond product area for the Adviser and Newfleet Asset Management, LLC.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2012 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company. As of October 31, 2012, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

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	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Timothy M. Heaney	2	$398	N/A	N/A	38	$1,846
Lisa H. Leonard	2	$398	N/A	N/A	38	$1,846

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2012, of the Fund’s Portfolio Managers. The Portfolio Managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary. Each Portfolio Manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of each individual’s contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Currently, the Lipper Peer Group Leveraged Municipal Average Return (NAV).) The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. The intent is to discourage Portfolio Managers from taking on unnecessary risk to chase performance or assets for personal gain and to ensure that managers remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for Portfolio Managers to take on more risk and unnecessary exposure to chase performance for personal gain.

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Incentive bonus compensation of the Fund’s Portfolio Managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured over one-, three-, and five-year periods against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the Adviser’s team. The total return component of the performance portion of Portfolio Managers’ incentive bonus compensation is compared to the benchmarks and/or peer groups listed above. Portfolio Managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include; adjusted earnings before interest, tax, depreciation and amortization, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

It is intentional that the performance portion of Portfolio Managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).

Other Benefits. Portfolio Managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2012, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Timothy M. Heaney	$50,001-$100,000
Lisa H. Leonard	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 4, 2012) or this Item.

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ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder Treasurer (Principal Financial and Accounting Officer)

Date: January 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer

Date: January 2, 2013

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder Treasurer (Principal Financial and Accounting Officer)

Date: January 2, 2013